Exhibit 99.1

XBP Global Holdings, Inc. Reports Fourth Quarter and Full Year 2025 Financial Results

March 30, 2026

IRVING, TX, March 30, 2026 (GLOBE NEWSWIRE) – XBP Global Holdings, Inc. (“XBP Global” or “the Company”) (NASDAQ: XBP), a multinational technology and services company orchestrating mission-critical systems that enable hyper-automation and digital transformation, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2025.

Following the transformative acquisition of Exela Technologies BPA, LLC (“BPA”) in July 2025, the Company is reporting results that reflect a significant transition period. To provide a clearer view of the combined business’s performance, the Company has included pro forma metrics alongside reported GAAP results, with reconciliations to the most comparable GAAP metrics in this release, where applicable. Reported results exclude the results of our European operations (“XBP Europe”) until July 31, 2025 and treat BPA as the accounting acquirer. Thus, reported results for the full year 2025 include the historical results of BPA and are not comparable to previous annual earnings results presented by the Company.

Full Year 2025 Highlights

●	Reported revenue[1] totaled $791.0 million, a decline of 9.4% year-over-year
●	Gross margin on a reported basis was 21.7%, a 10 basis point increase year-over-year
●	Combined Pro Forma Revenue[2] totaled $879.6 million, a decline of 13.6% year-over-year
●	Pro Forma Gross Margin[2] was 21.9%, a 30 basis point increase year-over-year
●	GAAP net income of $1.1 billion, compared to a Net Loss of $215.2 million the prior year
●	Pro Forma Normalized EBITDA[2,3] of $90.2 million, a decrease of 13.7% year-over-year
●	Closed $297.8 million of Total Contract Value (“TCV”5), including $163.8 million of new TCV

Fourth Quarter 2025 Highlights

●	Revenue totaled $207.0 million, a decline of 15.1% year-over-year on a pro forma basis[4]
●	Gross margin was 22.7%, a 110 basis point increase year-over-year on a pro forma basis[4]
●	Pro Forma Normalized EBITDA[3] of $19.2 million, a decrease of 35.0% year-over-year[4]
●	Closed $60.2 million of new TCV, a 53.2% increase year-over-year and 68.4% above the previous four quarter average[4,5]
●	Closed $34.8 million of new ACV, a 37.7% increase year-over-year and 46.7% above the previous four quarter average[4,5]

“2025 was a defining year of transition for XBP Global, as we successfully acquired Exela Technologies BPA and repositioned the new company as XBP Global,” said Andrej Jonovic, Chief Executive Officer of XBP Global. “While our financial results reflect expected revenue adjustments as we addressed legacy performance trends in the acquired business, we have been laser-focused on stabilizing the portfolio and laying the groundwork for a return to growth.

“We have strategically invested in our sales leadership and ramped up our client outreach initiatives to win back business and new client relationships. Additionally, through our focused rollout of AI across functions, we are unlocking significant operating leverage and driving gross margin expansion throughout the business. We enter 2026 with an enhanced suite of agentic AI-driven solutions which will enable more clients to transition from labor-intensive, reactive workflows to orchestrated, exception-driven workflows.”

Full Year 2025 Segment Results:

As Reported

	As Reported Revenue (in $'000)			As Reported Gross Margin
	FY 2025	FY 2024	Y/Y (%)	FY 2025	FY 2024	Y/Y (bps)
Applied Workflow Automation	$723,211	$816,447	-11.4%	17.9%	18.5%	-60 bps
Technology	67,831	56,243	20.6%	62.5%	67.1%	-460 bps
Total As Reported	$791,042	$872,690	-9.4%	21.7%	21.6%	+10 bps

Pro Forma

	Pro Forma Revenue (in $'000)			Pro Forma Gross Margin
	FY 2025	FY 2024	Y/Y (%)	FY 2025	FY 2024	Y/Y (bps)
Applied Workflow Automation	$788,563	$920,464	-14.3%	17.4%	17.5%	-10 bps
Technology	91,038	97,154	-6.3%	60.6%	61.3%	-70 bps
Total Pro Forma	$879,600	$1,017,618	-13.6%	21.9%	21.6%	+30 bps

Fourth Quarter 2025 Segment Results6:

	Revenue (in $'000)			Gross Margin
	Q4 2025	Q4 2024[4]	Y/Y (%)	Q4 2025	Q4 2024[4]	Y/Y (bps)
Applied Workflow Automation	$185,234	$218,286	-15.1%	18.4%	17.0%	+140 bps
Technology	21,740	25,464	-14.6%	59.1%	60.6%	-150 bps
Total	$206,974	$243,750	-15.1%	22.7%	21.6%	+110 bps

Below are the notes referenced above:

(1)

Reported results exclude XBP Europe until July 31, 2025 and treat BPA as the accounting acquirer. Thus, reported results are not comparable to previous annual earnings results presented by the Company.

(2)	Financial results are presented on an unaudited pro forma basis, as if the acquisition of BPA had been consummated on January 1, 2024.
(3)	Normalized EBITDA is a non-GAAP measure. A reconciliation of non-GAAP measures is attached to this release.
(4)

Pro forma results reflect the combined company as if the BPA acquisition had occurred on January 1, 2024, and include adjustments to provide period-to-period comparability where the reported results exclude XBP Europe until July 31, 2025.

(5)

Total Contract Value (“TCV”) represents the initial estimated revenue related to contracts signed in the period without regard for early termination or revenue recognition rules. Changes to contracts and scope are treated as TCV only to the extent of the incremental new value. New TCV represents TCV attributable to expansion and new scope for existing clients, as well as TCV attributable to new clients. Annual contract value (“ACV”) represents the annualized value of the TCV, calculated by dividing the TCV of each individual contract by its respective duration in years.

(6)	Presented on a pro forma basis for the combined company, as if the acquisition of BPA had been consummated on January 1, 2024

Earnings Call and Supplemental Investor Presentation

The Company will host a live conference call at 5:00 pm Eastern Time on March 31, 2026, accompanied by a live webcast. Hosting the call will be Andrej Jonovic, Chief Executive Officer, and Dejan Avramovic, Chief Financial Officer.

Participant Call-In Registration: Participants who wish to join the conference by telephone must register using the following dial-in registration link to receive the dial-in number and a personalized PIN code that will be required to access the call: https://register-conf.media-server.com/register/BI8754ccb3a592449193b50ac393727563.

Participant Live Webcast Registration: To access the live webcast, please visit https://edge.media-server.com/mmc/p/p2mcrcec or XBP Global’s Investor Relations website at https://investors.xbpglobal.com/.

Rebroadcast: Following the live webcast, a replay will be available on XBP Global’s Investor Relations website.

An investor presentation relating to our fourth quarter and full year 2025 performance will be available at https://investors.xbpglobal.com.

About Pro Forma Financial Information

This press release includes certain pro forma financial information, which is presented for informational purposes only and is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Pro forma results are presented on an unaudited basis as if the acquisition of BPA had been consummated on January 1, 2024, regardless of the actual closing date.

For financial reporting purposes, BPA is treated as the accounting acquirer, and results exclude XBP Europe until July 31, 2025. As a result, reported results for periods prior to July 31, 2025 are not comparable to previous annual earnings results presented by the Company.

Pro forma financial information is intended to provide investors with a clearer understanding of the underlying performance and trends of the combined business by illustrating the impact of the acquisition on historical results. These results are designed to facilitate period-to-period comparisons and enhance transparency into ongoing operations.

Pro forma information is based on certain assumptions and adjustments, including the elimination of intercompany transactions, acquisition-related costs, and the alignment of accounting policies, as described in the accompanying tables and footnotes. This information is unaudited and does not purport to represent what actual results would have been had the acquisition occurred at the dates indicated, nor does it project future results.

Pro forma financial information should be read in conjunction with historical financial statements, related notes, and the pro forma adjustments and explanatory notes included in this release.

About Non-GAAP Financial Measures

This press release also includes certain non-GAAP financial measures, including EBITDA, Normalized EBITDA, and Pro Forma Normalized EBITDA, which are not prepared in accordance with GAAP.

These measures provide investors with additional insight into financial performance, results of operations, and liquidity, and help facilitate comparisons of underlying business trends across periods. Management uses these measures to evaluate performance consistently by excluding the effects of capital structure (such as varying debt levels, interest expense, and transaction costs from acquisitions).

We define EBITDA as net income (loss), plus taxes, interest expense, and depreciation and amortization. We define Normalized EBITDA as EBITDA plus non-recurring transaction costs, non-cash equity compensation, restructuring and related expenses, loss/(gain) on sale of assets, impairment of goodwill and other non-recurring items such as reorganization items. We define Pro Forma Normalized EBITDA as Normalized EBITDA plus management’s estimates of the impact of the accounting acquisition of XBP Europe and reorganization of BPA, had such transactions occurred at the beginning of the earliest period presented. Non-GAAP financial measures should not be considered in isolation or as alternatives to liquidity or financial measures determined in accordance with GAAP. A limitation of these measures is that they exclude significant expenses and income required by GAAP to be recorded in the financial statements. In addition, the determination of which items to exclude or include involves management judgment, and these measures may not be comparable to similarly titled measures reported by other companies.

These measures are not required to be uniformly applied, are unaudited, and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP, and their presentation may not be comparable to similar measures used by other companies. Net loss is the GAAP measure most directly comparable to the non-GAAP measures presented here. For a reconciliation of the comparable GAAP measures to these non-GAAP financial measures, see the schedules attached to this release.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include financial forecasts, projections, and other statements about future operations, financial position, business strategy, market opportunities, and trends. Forward-looking statements can often be identified by terms such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or similar expressions. All forward-looking statements are based on estimates, forecasts, and assumptions that are inherently uncertain and subject to risks and factors that could cause actual results to differ materially. These include, but are not limited to: (1) risks related to the acquisition and related restructuring, including the inability to realize anticipated benefits, disruptions to operations, and costs associated with the acquisition; (2) legal proceedings; (3) failure to maintain compliance with Nasdaq listing standards; (4) competition and market conditions; (5) economic, geopolitical, and regulatory changes; (6) challenges in retaining clients, employees, and suppliers; and (7) other risks detailed in the Company’s filings with the SEC, including the “Risk Factors” section of its Annual Report on Form 10-K for 2025. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. XBP Global undertakes no obligation to update these statements, except as required by law. There is no assurance that XBP Global or its subsidiaries will achieve the results projected in these statements.

About XBP Global

XBP Global is a multinational technology and services company powering intelligent workflows for organizations worldwide. With a presence in 20 countries and approximately 10,600 employees, XBP Global partners with over 2,000 clients, including many of the Fortune 100, to orchestrate mission-critical systems that enable hyper-automation.

Our proprietary platforms, agentic AI-driven automation, and deep domain expertise across industries and the public and private sectors enable our clients to entrust us with their most impactful digital transformations and workflows. By combining innovation with execution excellence, XBP Global helps businesses reimagine how they work, transact, and unlock value.

For more news, commentary, and industry perspectives, visit: https://www.xbpglobal.com/

And please follow us on social:

X: https://X.com/XBPglobal

LinkedIn: https://www.linkedin.com/company/xbpglobal/

The information posted on XBP Global’s website and/or via its social media accounts may be deemed material to investors. Accordingly, investors, media and others interested in XBP Global should monitor XBP Global’s website and its social media accounts in addition to XBP Global’s press releases, SEC filings and public conference calls and webcasts.

Investor Relations: David Shamis, investors@xbpglobal.com | Media Queries: Srushti Rao, press@xbpglobal.com

XBP Global Holdings, Inc. and Subsidiaries

Consolidated and Combined Balance Sheets

As of December 31, 2025 (Successor) and December 31, 2024 (Predecessor)

(in thousands of United States dollars except share and per share amounts)

	Successor	Predecessor
	Consolidated	Combined and Consolidated
	December 31,	December 31,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$37,113	$11,635
Restricted cash	31,553	52,432
Accounts receivable, net of allowance for credit losses of $5,660 and $3,279, respectively	130,281	18,663
Related party receivables and prepaid expenses	736	12,105
Inventories, net	11,365	7,204
Prepaid expenses and other current assets	28,699	22,358
Total current assets	239,747	124,397
Property, plant and equipment, net of accumulated depreciation of $11,094 and $193,946, respectively	82,956	45,106
Operating lease right-of-use assets, net	30,339	30,543
Goodwill	189,881	39,718
Intangible assets, net	344,080	132,842
Other noncurrent assets	15,094	17,815
Total assets	$902,097	$390,421

Liabilities and Stockholders’ Equity (Deficit)
Liabilities
Current liabilities
Current portion of long-term debt	$34,334	$1,433,484
Accounts payable	55,700	42,602
Related party payables	5,343	3,383
Income tax payable	6,158	5,682
Accrued liabilities	47,101	44,898
Accrued compensation and benefits	56,314	68,179
Accrued interest	13,685	80,039
Customer deposits	21,691	19,900
Deferred revenue	11,881	6,583
Obligation for claim payment	55,632	70,805
Current portion of finance lease liabilities	4,390	5,441
Current portion of operating lease liabilities	9,814	9,210
Total current liabilities	322,043	1,790,206
Long-term debt, net of current maturities	353,267	1,468
Finance lease liabilities, net of current portion	6,857	6,381
Net defined benefit liability	6,241	1,041
Deferred income tax liabilities	52,595	13,118
Long-term income tax liabilities	10,554	8,285
Operating lease liabilities, net of current portion	22,530	23,907
Other long-term liabilities	40,671	2,803
Total liabilities	814,758	1,847,209
Commitments and Contingencies (Note 16)

Stockholders’ Equity (Deficit)
Successor's common stock, par value of $0.0001 per share; 400,000,000 shares authorized; 11,755,434 shares issued and outstanding as of December 31, 2025	12	—
Successor's preferred stock, par value of $0.0001 per share; 20,000,000 shares authorized; none issued and outstanding as of December 31, 2025	—	—
Additional paid in capital	437,995	—
Accumulated deficit	(351,123)	—
Predecessor’s net parent investment	—	(1,449,634)
Accumulated other comprehensive loss:
Foreign currency translation adjustment	(1,263)	(7,154)
Unrealized pension actuarial gains, net of tax	1,718	—
Total accumulated other comprehensive profit (loss)	455	(7,154)
Total stockholder’s equity (deficit)	87,339	(1,456,788)
Total liabilities and stockholder’s equity (deficit)	$902,097	$390,421

XBP Global Holdings, Inc. and Subsidiaries

Consolidated and Combined Statements of Operations

For the periods August 1, 2025 to December 31, 2025 (Successor), January 1, 2025 to July 31, 2025 (Predecessor), and the year ended December 31, 2024 (Predecessor)

(in thousands of United States dollars except share and per share amounts)

	Successor	Predecessor
	Consolidated	Combined and Consolidated
	Period from August 1, 2025 through December 31,	Period from January 1, 2025 through July 31,	Year Ended December 31,
	2025	2025	2024
Revenue	$358,821	$429,187	$867,109
Related party revenue	560	2,474	5,581
Cost of revenue (exclusive of depreciation and amortization)	279,391	339,981	683,924
Selling, general and administrative expenses (exclusive of depreciation and amortization)	49,669	53,946	124,440
Depreciation and amortization	26,225	22,313	50,307
Impairment of goodwill	320,292	—	108,489
Related party expense, net	5,386	5,750	10,971
Operating profit (loss)	(321,582)	9,671	(105,441)
Other expense (income), net:
Interest expense, net	24,237	75,226	101,939
Debt modification and extinguishment costs, net	—	121	363
Sundry expense (income), net	274	1,644	(2,087)
Other income, net	(1,596)	(28)	(515)
Loss before reorganization items and income taxes	(344,497)	(67,292)	(205,141)
Reorganization items	1,615	(1,557,825)	—
Profit (loss) before income taxes	(346,112)	1,490,533	(205,141)
Income tax expense	5,011	35,875	10,009
Net profit (loss)	$(351,123)	$1,454,658	$(215,150)
Net loss per common share
Basic and diluted	(29.88)

XBP Global Holdings, Inc. and Subsidiaries

Condensed Consolidated and Combined Statements of Cash Flows

For the periods August 1, 2025 to December 31, 2025 (Successor), January 1, 2025 to July 31, 2025 (Predecessor), and the year ended December 31, 2024 (Predecessor)

(in thousands of United States dollars except share and per share amounts)

	Successor	Predecessor
	Consolidated	Combined and Consolidated
	Period from
	August 1, 2025	Period from January 1,
	through	2025 through	Year Ended
	December 31,	July 31,	December 31,
	2025	2025	2024
Cash flows from operating activities
Net profit (loss)	$(351,123)	$1,454,658	$(215,150)
Adjustments to reconcile net profit (loss) to cash provided by (used in) operating activities
Depreciation and amortization	26,225	22,313	50,307
Original issue discount, debt premium and debt issuance cost amortization	3,336	(14,595)	(65,910)
Reorganization items	—	(1,626,790)	—
Interest on BR Exar AR Facility	—	(2,399)	(5,226)
Debt modification and extinguishment loss (gain), net	—	121	363
Impairment of goodwill	320,292	—	108,489
Provision for credit losses	2,007	(278)	18,094
Deferred income tax provision	389	36,396	939
Equity-based compensation expense	886	204	1,599
Unrealized foreign currency (gain) loss	849	(659)	(364)
Loss (gain) on sale of assets	2,395	1,967	(96)
Fair value adjustment for private warrants liability	6	—	—
Paid-in-kind interest	—	28,848	86,688
Change in operating assets and liabilities, net of effect from acquisitions
Accounts receivable	12,053	(93,713)	6,076
Prepaid expenses and other current assets	5,975	(2,203)	2,397
Accounts payable and accrued liabilities	(9,017)	30,172	33,097
Related party receivables (payables)	4,002	6,134	2,354
Additions to outsourced contract costs	(43)	(118)	(390)
Net cash provided by (used in) operating activities	18,232	(159,942)	23,267
Cash flows from investing activities
Net cash received from acquisition (Refer Note 5)	—	1,485	—
Purchase of property, plant and equipment	(5,802)	(3,081)	(6,294)
Additions to internally developed software	(1,451)	(1,067)	(3,160)
Proceeds from sale of assets	917	(27)	2,966
Net cash used in investing activities	(6,336)	(2,690)	(6,488)

Cash flows from financing activities
Cash paid for debt issuance costs	(1,770)	(3,719)	(533)
Principal payments on finance lease obligations	(1,670)	(3,360)	(6,573)
Borrowings from other loans	10,951	3,785	14,751
Proceeds from Issuance of July 2030 Notes	3,520	—	—
Proceeds from Revolving Credit Facility	—	18,000	—
Proceeds from Super Senior Term Loan	—	40,000	—
Proceeds from ABL Facility	46,900	58,903	—
Repayments on ABL Facility	(28,800)	—	—
Repayment of Second Lien Note	(3,750)	(5,975)	(6,000)
Proceeds from DIP New Money Loans	—	80,000	—
Borrowing under BR Exar AR Facility	17,000	23,775	59,349
Repayments under BR Exar AR Facility	(23,025)	(23,397)	(52,262)
Principal repayments on senior secured term loans and other loans	(6,247)	(42,748)	(11,488)
Net cash provided by (used in) financing activities	13,109	145,264	(2,756)
Effect of exchange rates on cash, restricted cash and cash equivalents	(234)	(2,804)	(3,451)
Net increase (decrease) in cash, restricted cash and cash equivalents	24,771	(20,172)	10,572
Cash, restricted cash and cash equivalents
Beginning of period	43,895	64,067	53,495
End of period	$68,666	$43,895	$64,067
Supplemental cash flow data:
Income tax payments, net of refunds received	$2,949	$2,897	$3,590
Interest paid	7,652	10,077	74,820
Cash paid for reorganization items	—	68,965	—
Noncash investing and financing activities:
Assets acquired through right-of-use arrangements	3,373	11,444	22,768
Waiver and consent fee payable added to outstanding balance of Senior Secured Term Loan	—	—	1,000
Promissory note issued for assets acquisition	—	—	2,371
Common stock issued for the Business Combination	—	32,328	—
Common stock issued to settle liabilities subject to compromise	—	407,363	—
Issuance of July 2030 Notes for settlement of the DIP Facility	—	175,000	—
Conversion of DIP Facility into Super Senior Term Loan	—	6,000	—
Accrued capital expenditures	105	180	1,310

Reconciliation of Revenue and Gross Profit As Reported to Combined Pro Forma Revenue and Gross Profit for the Twelve Months Ended December 31, 2025

(in thousands of United States dollars)

(Unaudited)

	FY 2025	FY 2024
As Reported Revenue	$791,042	$872,690
Intercompany Eliminations	(2,596)	(5,908)
Revenue Adjustment for XBP Europe	91,154	150,836
Pro Forma Revenue	$879,600	$1,017,618

As Reported Cost of Revenue	619,372	683,924
Intercompany Eliminations	(186)
Cost of Revenue Adjustment for XBP Europe	68,079	113,396
Pro Forma Cost of Revenue	$687,265	$797,320

As Reported Gross Profit	$171,670	$188,766
Intercompany Eliminations	(2,410)	(5,908)
Gross Profit Adjustment for XBP Europe	23,075	37,440
Pro Forma Gross Profit	$192,335	$220,298

Reconciliation of Net Income to Pro Forma Normalized EBITDA for the Twelve Months Ended December 31, 2025

(in thousands of United States dollars)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income (loss)	$(45,286)	$(134,987)	$1,103,535	$(227,294)
XBP Europe Net Loss			(13,360)
Pro Forma Net Income (Loss)	$(45,286)	$(134,987)	$1,090,175	$(227,294)
Income tax expense	1,641	773	42,191	12,920
Interest expense (income), net	14,529	28,287	104,034	108,406
Depreciation and amortization	17,084	12,493	50,134	54,022
Pro Forma EBITDA	$(12,032)	$(93,434)	$1,286,534	$(51,946)
Impairment of goodwill	24,492	108,144	320,292	108,574
Network outage related insurance claim	(5,300)	(3,535)	(5,300)	(7,085)
Transaction and integration costs (1)	3,302	685	10,820	5,999
Office closure cost	2,980	—	2,980	—
Loss (gain) on sale of assets (2)	2,205	462	4,362	(97)
Optimization and restructuring expenses (3)	1,093	6,894	7,067	10,645
Severance	1,077	1,656	6,075	3,431
Foreign exchange losses, net	(1,004)	504	33	2,520
Reorganization items	784	—	(1,556,210)	—
Non-cash equity compensation (4)	628	834	5,395	3,211
Adjustments to reserve for general unsecured claims	599	—	599	—
Restructuring and related expenses	399	—	399	—
EBITDA from Previously Discontinued Operations (5)	18	1,533	3,007	4,796
Changes in fair value of warrant liability	(3)	2	(5)	(43)
DMR Related write-off	—	—	1,209	—
Payroll tax penalties	—	1,673	2,789	4,293
Debt modification and extinguishment costs (gain), net	—	106	121	363
Employee litigation matter	—	205	—	1,129
Other charges including non-cash	—	—	—
Bad Debt	—	1,411	—	16,117
China Dissolution	—	1,258	—	1,742
Out-of-Period adjustments	—	1,183	—	793
Pro Forma Normalized EBITDA	$19,238	$29,582	$90,167	$104,442

(1)	Represents one-time costs associated with restructuring, including professional and legal fees
(2)	Represents a loss/(gain) recognized on the disposal of property, plant, and equipment and other assets
(3)

Represents the annualized run-rate cost savings from optimization and restructuring initiatives implemented during the period. These adjustments reflect the impact as if such cost savings had been realized for the entire period presented.

(4)	Represents non-cash charges related to stock-based compensation
(5)	Represents loss related to discontinued operations

Source: XBP Global Holdings, Inc.